UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AMN HEALTHCARE SERVICES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 17, 2019. AMN HEALTHCARE SERVICES, INC.Meeting Information Meeting Type: Annual Meeting For holders as of: February 20, 2019 Date:April 17, 2019 Time:8:30 AM CDT Location:AMN Healthcare Services, Inc. 8840 Cypress Waters Blvd. Suite 300 Dallas,Texas 75019You are receiving this communication because you hold shares in the company named above.This is not a ballot. You cannot use this notice to vote these shares.This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).We encourage you to access and review all of the important information contained in the proxy materials before voting.See the reverse side of this notice to obtain proxy materials E62375-P16732

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE & PROXY STATEMENT 2. ANNUAL REPORT/10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 3, 2019 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

E62376-P16732

Voting Items The Board of Directors recommends you vote FOR the election of each of the eight director nominees listed below: Election of Directors Nominees: 1a. Mark G. Foletta 1b. R. Jeffrey Harris 1c. Michael M.E. Johns, M.D 1d. Daphne E. Jones 1e. Martha H. Marsh 1f. Susan R. Salka 1g. Andrew M. Stern 1h. Douglas D. Wheat The Board of Directors recommends you vote FOR proposals 2 and 3: 2 To approve, by non-binding advisory vote, the compensation of the Company's named executive officers 3 To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019  The Board of Directors recommends you vote AGAINST proposal 4: 4 A shareholder proposal entitled: "Enhance Shareholder Proxy Access" NOTE: In their discretion, the proxies are authorized to vote upon such other business as may come before the Annual Meeting or any adjournment or postponement of the Annual Meeting E62377-P16732

Voting Instructions E62378-P16732